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                                                                       Exhibit E


                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 333-22805) of Magnetic Technologies Corporation of our report dated September 26, 1997, appearing on page 17 of this Form 10-KSB.





/s/ Price Waterhouse LLP


Rochester, New York
October 27, 1997